Exhibit 10.1
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                              EMPLOYMENT  AGREEMENT
                              ---------------------
          This Employment Agreement (the "Employment Agreement" or "Agreement") is made and entered into as of the 13th day of February, 2006 (the "Execution Date"), by and between N-Viro International Corporation, a Delaware corporation (the "Company"), and Timothy R. Kasmoch, an individual ("Employee").N-Viro

                         W  I  T  N  E  S  S  E  T  H:
                         -  -  -  -  -  -  -  -  -  -
          WHEREAS, the Company owns and licenses the N-Viro Process, a patented technology to treat and recycle wastewater sludge and other bio-organic wastes, utilizing certain alkaline and mineral by-products produced by cement, lime, electric utilities and other industries (such activities, together with all other activities of the Company, as conducted at or prior to the termination of this Employment Agreement, and any future activities reasonably related thereto that are contemplated by the Company at the termination of this Employment Agreement identified in writing by the Company to Employee at the date of such termination, are hereinafter collectively referred to as the "Business Activities");

          WHEREAS, the Company and Employee have agreed that Employee shall assume the duties of President and Chief Executive Officer subject to the terms and conditions set forth in this Employment Agreement.

          NOW, THEREFORE, in consideration of the premises, the mutual promises, covenants and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

          Section  1.     Employment.  During  the  Employment  Period  (as
                          ----------
hereinafter defined), the Company shall employ Employee, and Employee shall accept employment with the Company, all upon the terms and subject to the conditions set forth in this Employment Agreement.

          Section 2.     Capacity and Duties.  Employee shall be employed in the
                         -------------------
capacity of President and Chief Executive Officer of the Company and shall have such other duties, responsibilities and authorities as are assigned to him by the Board of Directors of the Company (the "Board") so long as such additional duties, responsibilities and authorities are consistent with Employee's position and level of authority as President and Chief Executive Officer of the Company. Employee shall report directly to the Board of the Company. Subject to the control and general directions of the Board and except as otherwise herein provided, Employee shall devote all necessary business time, best efforts and attention to promote and advance the business of the Company and its subsidiaries and affiliates and to perform diligently and faithfully all the duties, responsibilities and obligations of Employee to be performed by him under this Employment Agreement. Employee's duties shall include the ongoing management and oversight of the general business affairs and operations of the Company and its subsidiaries and affiliates and shall include, but not be limited to, routine operations, matters relating to research and development, technical direction, national and international sales and/or licensing, national policy and governmental regulations and relations including those relating to water and the environment. So long as Employee is employed by the Company, the Company shall use its best efforts to cause the Nominating Committee of the Board or the Board, if there is no Nominating Committee of the Board, to nominate Employee for reelection as a director of the Company upon expiration of his current term as a director of the Company and, if so nominated, Employee shall consent to serve as a director if elected. It is expressly understood that Employee also is and/or may become engaged in other business activities, including but not limited to management positions with Tri-State Garden Supply d/b/a Gardenscape and other similar ventures including ventures not yet formed. Any business between Company and Tri-State Garden Supply and/or any other entity that Employee also is and/or may become engaged, shall be disclosed to the Audit Committee of the Company's Board in advance. Employee's other business activities shall not unreasonably interfere with Employee's performance of his obligations under this Employment Agreement.

          Section 3.     Term of Employment.  The term of employment of Employee
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by  the  Company  pursuant  to this Employment Agreement shall be for the period
(the "Employment Period") commencing on February 13, 2006 (the "Commencement Date") and ending on February 12, 2007 or such earlier date that Employee's employment is terminated or later date that Employee's employment is extended in accordance with the provisions of this Employment Agreement (the "Termination Date"). So long as Employee is in full compliance with all of the terms and conditions of this Employment Agreement, Employee is not in default under or in breach of any of the covenants, agreements, representations or warranties set forth in this Employment Agreement and neither Employee nor the Company has delivered a Notice of Termination (as hereinafter defined) to the other that the Employment Period shall not be extended, then this Employment Agreement and the Employment Period shall be extended for an additional period of one (1) year beginning February 13, 2007 and on February 13th of each succeeding year thereafter.

          Section  4.     Place  of  Employment.  Employee's  principal place of
                          ---------------------
work shall be deemed to be at the principal offices of the Company in the Toledo, Ohio area or such other locations as may be reasonably designated by the Board. The Company and Employee acknowledge that Employee's principal place of work is consistent with the extensive national and international business travel which may be required of Employee in connection with the performance of his duties, responsibilities and authorities under this Agreement.

          Section 5.     Compensation.  During the Employment Period, subject to
                         ------------
all the terms and conditions of this Employment Agreement and, except as otherwise provided in Sections 9 or 10, as the case may be, as compensation for all services to be rendered by Employee under this Employment Agreement, the Company shall pay to or provide Employee with the following:

               5.01     Base  Salary.  The  Company shall pay to Employee a base
                        ------------
annual salary (the "Base Salary") at the rate of at least Sixty Thousand Dollars ($60,000) per year from the Commencement Date through February 12, 2007, payable at such intervals (at least monthly) as salaries are paid generally to other executive officers of the Company. On or before January 1, 2007 and on or before each January 1 thereafter during the Employment Period, Employee's Base Salary shall be reviewed by the Board and increased to an amount determined in good faith by the Board based upon a complete review of Employee's performance under this Employment Agreement during the prior year and the growth and profitability of the Company and Employee's contributions thereto, which review shall be communicated in writing to Employee.

               5.02     Cash Bonus.  At the sole and exclusive discretion of the
                        ----------
Board, the Company may pay to Employee an annual cash bonus (the "Cash Bonus") in an amount determined in good faith by the Board based upon a complete review of Employee's performance under this Employment Agreement during the prior year and the growth and profitability of the Company and Employee's contribution thereto. Any Cash Bonus payable to Employee pursuant to this Section 5.02 shall be payable, if at all, on or before December 31, of each year during the Employment Period based upon Employee's performance for the prior calendar year.

               5.03     Stock  Compensation.  The  Company  shall, as additional
                        -------------------
compensation, issue to Employee Fifty Thousand (50,000) shares of Common Stock, par value $.01 per share, of the Company (the "Company Common Stock"). These shares shall be restricted shares, which may not be sold or hypothecated except pursuant to an effective registration statement filed with the Securities and Exchange Commission covering such shares or an exemption being available therefrom in the opinion of securities counsel for the Company, and in compliance with all applicable state blue sky laws. Shares shall be granted in four (4) equal quarterly installments, with the first grant due on March 1, 2006, and the final quarterly installment being due on February 12, 2007. An additional Fifty Thousand (50,000) shares of Company Common Stock, similarly restricted and with similar restrictions on resale or hypothecation, shall be granted to Employee in any annual extension of this Agreement during the Employment Period, and will also be made in quarterly installments.

          Section  6.     Adherence  to Standards.  Employee shall institute and
                          -----------------------
comply with the written policies, standards, rules and regulations of the Company from time to time established for all executive officers of the Company. Employee shall submit a written report to the Board by the seventh (7th) day of each month or the next business day if the 7th of the month falls on a weekend or holiday. This report shall detail the activities of any consultants of the Company and the business activities undertaken by Employee in the prior month.

          Section  7.     Review  of  Performance.  The Board shall periodically
                          -----------------------
review and evaluate the performance of Employee under this Employment Agreement with Employee.

          Section 8.     Expenses.  The Company shall reimburse Employee for all
                         --------
reasonable, ordinary and necessary expenses (including, but not limited to, automobile and other business travel and customer entertainment expenses) incurred by him in connection with his employment hereunder; provided, however,
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Employee  shall  render to the Company a complete and accurate accounting of all such expenses in accordance with the substantiation requirements of Section 274 of the Internal Revenue Code of 1986, as amended (the "Code"), as a condition precedent to such reimbursement. Employee will also follow all established guidelines relating to reimbursement of expenses as may be promulgated by the Board.

          Section  9.     Termination with Cause by the Company. This Employment
                          -------------------------------------
Agreement may be terminated with Cause (as hereinafter defined) by the Company provided that the Company shall (i) give Employee the Notice of Termination and
(ii) pay Employee his annual base salary through the Termination Date at the rate in effect at the time the Notice of Termination is given plus any bonus or incentive compensation which have been earned or have become payable pursuant to the terms of any compensation or benefit plan as of the Termination Date, but which have not yet been paid.

          Section  10.     Termination  without  Cause  by  the  Company  or  by
                           -----------------------------------------------------
Employee.  This  Employment  Agreement  may  be terminated by (i) the Company by
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reason of the death or Disability (as hereinafter defined) of Employee, (ii) the
Company by giving Employee the Notice of Termination, (iii) Employee after giving the Company the Notice of Termination at least thirty (30) days prior to such termination. In the event of termination of this Employment Agreement under this Section 10, the Company shall pay Employee his Base Salary through the Termination Date at the rate in effect at the time of the Termination Date plus any bonus or incentive compensation which have been earned or have become payable pursuant to the terms of any compensation or benefit plan as of the Termination Date, but which have not yet been paid. In the event of termination of this Employment Agreement under this Section 10 by the Company (other than by reason of the death or Disability of Employee) and such termination is on or prior to the Termination Date that would be in effect if such employment had not been terminated under this Section 10, the Company shall pay to Employee, in addition to the other benefits specifically provided for in this Section, his Base Salary for the period between the Termination Date and the natural expiration of this Employment Agreement or the expiration of any annual extension thereof in effect as of the Termination Date. This Section 10 shall not be interpreted so as to limit any benefits to which Employee, as a terminated employee of the Company, or his family may be entitled under the Company's life insurance, medical, hospitalization or disability plans following the Termination Date or under applicable law.

          Section  11.     Definitions.  In  addition  to  the  words  and terms
                           -----------
elsewhere defined in this Employment Agreement, certain capitalized words and terms used in this Employment Agreement shall have the meanings given to them by the definitions and descriptions in this Section 11 unless the context or use indicates another or different meaning or intent, and such definition shall be equally applicable to both the singular and plural forms of any of the capitalized words and terms herein defined. The following words and terms are defined terms under this Employment Agreement:

               11.01 "Disability" shall mean a physical or mental illness which, in the judgment of the Company after consultation with the licensed physician attending Employee, impairs Employee's ability to substantially perform his duties under this Employment Agreement as an employee with or without reasonable accommodation and as a result of which he shall have been absent from his duties with the Company on a full-time basis for three (3) consecutive months.

               11.02 A termination with "Cause" shall mean a termination of this Employment Agreement by reason of (a) a good faith determination by the Board that Employee (i) failed to substantially perform his duties with the Company (other than a failure resulting from his incapacity due to physical or mental illness) after a written demand for substantial performance has been delivered to him by the Board, which demand specifically identifies the manner in which the Board believes he has not substantially performed his duties and Employee has failed to substantially perform as requested within a reasonable time, (ii) has engaged in conduct the consequences of which are materially adverse to the Company, monetarily or otherwise, (iii) is found guilty of fraud, dishonesty or other acts of gross misconduct or misfeasance in the performance of his duties under this Employment Agreement by a court of competent jurisdiction whose decision is final and non-appealable, (iv) is found to be under the influence of illegal drugs or other similar substance while performing his duties under this Employment Agreement or (v) is convicted of a felony, or
(b) the Company makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, is involuntarily adjudicated to bankrupt, is liquidated or dissolved or sells substantially all of its assets. No act, or failure to act, on Employee's part shall be grounds for termination with Cause unless he has acted or failed to act with an absence of good faith or without a reasonable belief that his action or failure to act was in or at least not opposed to the best interests of the Company. Notwithstanding the foregoing, Employee shall not be deemed to have been terminated with Cause unless there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board (exclusive of Employee) at a meeting of the Board called at least in part for that purpose finding that in the good faith opinion of the Board, Employee failed to perform his duties or engaged in conduct in the manner or of the type set forth above in the first sentence of this Section 11.02 and specifying the particulars thereof in detail.

               11.03     Notice  of  Termination.  "Notice of Termination" shall
                         -----------------------
mean a written notice which shall indicate the specific termination provision in this Employment Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment under the provision so indicated; provided, however, no
                                                           --------  -------
such purported termination shall be effective without such Notice of Termination; provided further, however, any purported termination by the Company
             ----------------  -------
or by Employee shall be communicated by a Notice of Termination to the other party hereto in accordance with Section 3 of this Employment Agreement.

          Section  12.     Fees  and  Expenses.  The Company shall pay all legal
                           -------------------
fees and related expenses (including the costs of experts, evidence and counsel) incurred by Employee as a result of a contest or dispute over Employee's termination of employment if such contest or dispute is resolved in Employee's favor.

          Section  13.     Indemnification.  Consistent  with  the Bylaws of the
                           ---------------
Company, the Company agrees that it shall indemnify and hold Employee harmless for any judgment(s), costs, fees (including attorney's fees), and/or penalties for any action of any kind that arises from the Employee's performance of his duties under this Employment Agreement. The Company hereby agrees that it will at all times carry directors and officers liability insurance covering Employee and all of the members of the Board including Employee.

          Section  14.     Notices.  For  the  purposes  of  this  Employment
                           -------
Agreement, notices and all other communications provided for in the Employment Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, or by expedited (overnight) courier with established national reputation, shipping prepaid or billed to sender, in either case addressed to the respective addresses last given by each party to the other (provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company) or to such other address as either party may have furnished to the other in writing in accordance herewith. All notices and communication shall be deemed to have been received on the date of delivery thereof, on the third business day after the mailing thereof, or on the second day after deposit thereof with an expedited courier service, except that notice of change of address shall be effective only upon receipt.

          Section  15.     Life  Insurance.  The  Company may, at any time after
                           ---------------
the execution of this Employment Agreement, apply for and procure as owner and for its own benefit, life insurance on Employee, in such amounts and in such form or forms as the Company may determine. Employee shall, at the request of the Company, submit to such medical examinations, supply such information, and execute such documents as may be required by the insurance company or companies to whom the Company has applied for such insurance. Employee hereby represents that to his knowledge he is in excellent physical and mental condition and is not under the influence of drugs or similar substance.

          Section  16.     Proprietary  Information  and  Inventions.  Employee
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understands  and  acknowledges  that:

          16.01     Trust.  Employee's  employment  creates  a  relationship  of
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confidence  and  trust  between Employee and the Company with respect to certain information applicable to the business of the Company and its subsidiaries and affiliates (collectively, the "Group") or applicable to the business of any licensee, vendor or customer of any of the Group, which may be made known to Employee by the Group or by any licensee, vendor or customer of any of the Group or learned by Employee during the Employment Period.

          16.02     Proprietary  Information.  The  Group  possesses  and  will
                    ------------------------
continue to possess information that has been created, discovered, or developed by, or otherwise become known to, the Group (including, without limitation, information created, discovered, developed or made known to by Employee during the period of or arising out of his employment by the Company) or in which property rights have been or may be assigned or otherwise conveyed to the Group, which information has commercial value in the business in which the Group is engaged and is treated by the Group as confidential. Except as otherwise herein provided, all such information is hereinafter called "Proprietary Information", which term, as used herein, shall also include, but shall not be limited to, data, functional specifications, computer programs, know-how, research, patents, inventions, discoveries, processes, procedures, formulae, technology, improvements, developments, designs, marketing plans, strategies, forecasts, new products, unpublished financial statements, budgets, projections, licenses, prices, costs, and customer, supplier and potential acquisition candidates lists. Notwithstanding anything contained in this Employment Agreement to the contrary, the term "Proprietary Information" shall not include (i) information which is in the public domain, (ii) information which is published or otherwise becomes part of the public domain through no fault of Employee, (iii) information which Employee can demonstrate was in Employee's possession at the time of disclosure and was not acquired by Employee directly or indirectly from any of the Group on a confidential basis, (iv) information which becomes available to Employee on a non-confidential basis from a source other than any of the Group and which source, to the best of Employee's knowledge, did not acquire the information on a confidential basis, (v) information belonging to other entities including, but not limited to, Tri-State Garden Supply d/b/a Gardenscape and/or any other entity, or (vi) information required to be disclosed by any federal or state law, rule or regulation or by any applicable judgment, order or decree or any court or governmental body or agency having jurisdiction in the premises.

All Proprietary Information shall be the sole property of the Group and their respective assigns. Employee assigns to the Company any rights Employee may have or acquire in such Proprietary Information. At all times, both during Employee's employment by the Company and after its termination, Employee shall keep in strictest confidence and trust all Proprietary Information, and Employee shall not use or disclose any Proprietary Information without the written consent of the Group, except as may be necessary in the ordinary course of performing Employee's duties as an employee of the Company. Notwithstanding the foregoing, Employee agrees that all Proprietary Information shall be kept in confidence by Employee for a period of at least three (3) years after the Termination Date of this Agreement.

          Section  17.     Inventions.  Any  and  all  inventions,  conceptions,
                           ----------
processes, discoveries, improvements, patent rights, letter patents, programs, copyrights, trademarks, trade names and applications therefore relating to technology used by the Company to treat and recycle wastewater sludge and other bio-organic wastes, utilizing certain alkaline and mineral by-products produced by cement, lime, electric utilities and other industries, in the United States and other countries, and any and all rights and interest in, to and under the same, that are conceived, made, acquired, or possessed by Employee, alone or with other employees, during the term of this Employment Agreement shall become the exclusive property of the Company and shall at all times and for all purposes be regarded as acquired and held by Employee in a fiduciary capacity for the sole benefit of the Company, and the Employee hereby assigns and agrees to assign the same to the Company without further compensation. Employee agrees that, upon request, he will promptly make all disclosures, execute all applications, assignments or other instruments and perform all acts whatsoever necessary or desired by the Company to vest and confirm in it, its successors, assigns and nominees, fully and completely, all rights and interests created or contemplated by this Section.

          Section 18.     Surrender of Documents. Employee shall, at the request
                          ----------------------
of the Company, promptly surrender to the Company or its nominee any Proprietary Information or document, memorandum, record, letter or other paper in his possession or under his control relating to the operation, business or affairs of the Group.

          Section  19.     Prior Employment Agreements.  Employee represents and
                           ---------------------------
warrants that Employee's performance of all the terms of this Employment Agreement and as an employee of the Company does not, and will not, breach any agreement to keep in confidence proprietary information acquired by Employee in confidence or in trust prior to Employee's employment by the Company. Employee has not entered into, and shall not enter into, any agreement, either written or oral, which is in conflict with this Employment Agreement or which would be violated by Employee entering into, or carrying out his obligations under, this Employment Agreement.

          Section  20.     Restrictive  Covenant.  Except  as  provided  herein
                           ---------------------
and/or as agreed by the Board of the Company, Employee acknowledges and recognizes Employee's possession of Proprietary Information and the highly competitive nature of the business of the Group and, accordingly, agrees that in consideration of the covenants and conditions contained herein Employee shall not, during the Employment Period, (i) directly or indirectly engage in any Business Activities that do not involve the Company that relate to the treatment of biosolids, whether such engagement shall be as an employer, officer, director, owner, employee, consultant, stockholder, partner or other participant, (ii) assist others in engaging in any Business Activities in the manner described in the foregoing clause (i), or (iii) induce employees of the Company to terminate their employment with the Company or engage in any Business Activities in the world.

          Section  21.     Customer  Exception.  The Company agrees that (1) the
                           -------------------
ownership of the outstanding capital stock of a corporation whose shares are traded on a national securities exchange or on the over-the-counter market, (2) continuation of present duties with Tri-State Garden Supply d/b/a Gardenscape, its related and/or similar entities and/or ventures, and/or (3) any other company/venture disclosed to the Audit Committee of the Board and/or the full Board in which Employee has an interest that is a customer of the Company (ex. purchases product and/or pays royalties) shall not be deemed engaging in any Business Activities subject to the provisions of Section 20. The purpose of this Section 21 is to recognize that Employee through his duties with Tri-State Garden Supply d/b/a Gardenscape has been and may continue to be an important customer of the Company, as well as the Employee's desire personally and on behalf of Tri-State Garden Supply d/b/a Gardenscape to invest in the creation of markets and opportunities for the purchase/licensing of the Company's products and/or processes for the benefit the Company. These activities will, subject to advance disclosure to and approval by the Company's Board, involve the Company, Tri-State Garden Supply d/b/a Gardenscape (or an affiliate), and/or another company(ies) in which Employee has or could have an interest as a customer/licensee of the Company to open up new markets for the sale/licensing of the Company's products/processes.

          Section  22.     Remedies.  The  parties  hereto acknowledge and agree
                           --------
that the a remedy at law for a breach or a threatened breach of the provisions herein would be inadequate, and in recognition of this fact, in the event of a breach or threatened breach of any of the provisions of this Employment Agreement, it is agreed that the parties shall be entitled to equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without posting bond or other security. No remedy herein conferred is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder now or hereinafter existing at law or in equity or by statute or otherwise.

          Section  23.     Successive  Employment  Notice.  Within  five  (5)
                           ------------------------------
business days after the Termination Date, Employee shall provide notice to the Company of Employee's next intended employment, unless such employment is with Tri-State Garden Supply d/b/a Gardenscape and/or its successors or assigns, and/or any other company which was disclosed the Board pursuant to Section 21. If such employment is not known by Employee at such date, Employee shall notify the Company immediately upon determination of such information. Employee shall continue to provide the Company with notice of Employee's place and nature of employment and any change in place or nature of employment during the period ending one (1) year after the Termination Date.

          Section  24.     Successors.  This  Employment  Agreement  shall  be
                           ----------
binding on the Company and any successor to any of its businesses or assets. Without limiting the effect of the prior sentence, the Company shall use its best efforts to require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Employment Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. As used in this Employment Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which assumes and agrees to perform this Employment Agreement or which is otherwise obligated under this Agreement by the first sentence of this Section 24, by operation of law or otherwise.

          Section 25.     Binding Effect.  This Employment Agreement shall inure
                          --------------
to the benefit of and be enforceable by Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Employment Agreement to Employee's estate.

          Section  26.     Modification  and  Waiver.  No  provision  of  this
                           -------------------------
Employment Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Employment Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          Section  27.     Headings.  Headings  used  in  this Agreement are for
                           --------
convenience  only and shall not be used to interpret or construe its provisions.

          Section 28.     Waiver of Breach.  The waiver of either the Company or
                          ----------------
Employee of a breach of any provision of this Employment Agreement shall not operate or be construed as a waiver of any subsequent breach by either the Company or Employee.

          Section  29.     Amendments.  No amendments or variations of the terms
                           ----------
and conditions of this Employment Agreement shall be valid unless the same is in writing and signed by all of the parties hereto.

          Section  30.     Severability.  The  invalidity or unenforceability of
                           ------------
any provision of this Employment Agreement, whether in whole or in part, shall not in any way affect the validity and/or enforceability of any other provision herein contained. Any invalid or unenforceable provision shall be deemed severable to the extent of any such invalidity or unenforceability.

          Section  31.     Governing  Law.  This  Employment  Agreement shall be
                           --------------
construed  and  enforced  pursuant  to  the  laws  of  the  State  of  Ohio.

          Section  32.     Arbitration.  Any controversy or claim arising out of
                           -----------
or relating to this Employment Agreement or any transactions provided for herein, or the breach thereof, other than a claim for injunctive relief shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules") in effect at the time demand for arbitration is made by any party. The evidentiary and procedural rules in such proceedings shall be kept to the minimum level of formality that is consistent with the Rules. One arbitrator shall be named by the Company, a second shall be named by Employee and the third arbitrator shall be named by the two arbitrators so chosen. In the event that the third arbitrator is not agreed upon, he or she shall be named by the American Arbitration Association. Arbitration shall occur in Toledo, Ohio or such other location agreed to by the Company and Employee. The award made by all or a majority of the panel of arbitrators shall be final and binding, and judgment may be entered in any court of law having competent jurisdiction. The award is subject to confirmation, modification, correction, or vacation only as explicitly provided in Title 9 of the United States Code. The prevailing party shall be entitled to an award of pre- and post-award interest. All legal fees incurred by any party to the arbitration, in connection with the arbitration and any judicial proceedings related thereto shall be paid by such party. The fees of the arbitrators shall be split between Employee and the Company.

          Section  33.     Counterparts.  This  Employment  Agreement  may  be
                           ------------
executed in more than one (1) counterpart and each counterpart shall be considered an original.

          Section  34.     Exhibits.  The  Exhibits  attached  hereto  are
                           --------
incorporated herein by reference and are an integral part of this Employment Agreement.

          Section  35.     Sections.  Unless  the  context  requires a different
                           --------
meaning, all references to "Sections" in this Agreement shall mean the Section of this Agreement.

          Section  36.     Publicity.  Press  releases  and  other  publicity
                           ---------
materials relating to the transactions contemplated by this Employment Agreement shall be released by the parties hereto only after review and with the consent of the other party; provided, however, that if legal counsel for the Company
                        --------  -------
advises the Company that disclosure of this Employment Agreement is required under applicable federal or state securities laws, then the Company shall be permitted to make such disclosure in the form recommended by such legal counsel without the prior consent of Employee.

          IN WITNESS WHEREOF, this Employment Agreement has been duly executed by the Company and Employee as of the date first above written.

                              N-VIRO  INTERNATIONAL  CORPORATION

                              By  /s/  Phillip  Levin
                                  -------------------
                              Its    Chairman  of  the  Board
                                   --------------------------

                                    /s/  Timothy  R.  Kasmoch
                                    -------------------------
                                    Timothy  R.  Kasmoch

                                    EXHIBIT A
                             STOCK OPTION AGREEMENT

This Stock Option Agreement is dated as of February 13, _____, and is only effective in an annual renewal of that certain Employment Agreement between N-Viro International Corporation and Timothy Kasmoch dated February 13, 2006. Pursuant to the N-Viro International Amended and Restated Stock Option Plan, Timothy Kasmoch is hereby granted 50,000 options to purchase N-Viro International Corporation Common Stock, at a price determined by the closing price of the Company's stock as quoted on the Nasdaq exchange, at the end of the day February 13, 2006.

          IN WITNESS WHEREOF the parties have set their hands as of the date first above written.

                              N-VIRO  INTERNATIONAL  CORPORATION

                              By
                                   --------------------------

                              Its
                                   --------------------------

                                   --------------------------
                                    Timothy  Kasmoch